Exhibit 99.2

Investor Supplement
Second Fiscal Quarter 2017
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
March 31, 2017

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions)
Revenues:
Premiums	$3	$11	$18	$21	$16	$14	$31
Net investment income	247	240	238	236	227	487	449
Net investment gains (losses)	81	51	26	(28)	(42)	132	21
Insurance and investment product fees and other	44	38	34	32	32	82	61
Total revenues	375	340	316	261	233	715	562

Net income	$22	$108	$30	$10	$9	$130	$57
Adjusted Operating Income ("AOI")	$36	$41	$40	$48	$43	77	74

Per Unrestricted Common Shares Amounts:
Basic:
Net income	$0.38	$1.85	$0.52	$0.16	$0.16	$2.23	$0.98
AOI	$0.62	$0.70	$0.69	$0.82	$0.74	$1.32	$1.27
Diluted:
Net income	$0.38	$1.85	$0.52	$0.16	$0.16	$2.23	$0.98
AOI	$0.62	$0.70	$0.69	$0.82	$0.73	$1.32	$1.26

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$0.065	$0.065	$0.065	$0.130	$0.130

At Period End
Cash and cash equivalents	$887	$632	$864	$719	$496	$887	$496
Total investments	$21,813	$21,076	$21,025	$20,548	$19,580	$21,813	$19,580
Total assets	$27,897	$26,952	$27,035	$26,338	$25,499	$27,897	$25,499
Contractholder funds	$20,052	$19,486	$19,251	$18,874	$18,295	$20,052	$18,295
Future policy benefits	$3,435	$3,453	$3,467	$3,466	$3,463	$3,435	$3,463
Debt (including revolving credit facility)	$405	$400	$400	$300	$300	$405	$300
Total equity	$1,908	$1,752	$1,934	$1,782	$1,511	$1,908	$1,511
Total equity excluding AOCI	$1,617	$1,599	$1,495	$1,477	$1,468	$1,617	$1,468
Common shares issued and outstanding	58.99	58.98	58.96	58.96	58.96	58.99	58.96

GAAP Book value per share	$32.34	$29.70	$32.80	$30.22	$25.63	$32.34	$25.63
GAAP Book Value per Share excluding AOCI	$27.41	$27.11	$25.36	$25.05	$24.90	27.41	24.90
Debt to total Capitalization excluding AOCI	20.0%	20.0%	21.1%	16.9%	17.0%	20.0%	17.0%
Return on average shareholders' equity excluding AOCI	5.5%	27.9%	8.1%	2.7%	2.5%	17.0%	7.9%
Statutory Book value per share(1)	$26.06	$22.43	$22.39	$21.23	$21.28	26.06	21.28
Statutory Book value per share excluding IMR and AVR(1)	$35.28	$32.18	$32.20	$31.35	$31.43	35.28	31.43
(1) The statutory book value per share and the statutory book value per share excluding interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are estimates due to the timing of the filing of statutory statements and are prepared consistent with the presentation of the statutory financial statements in the combined annual statement.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: March 31, 2017 - $19,501; September 30, 2016 - $18,521)	$20,052	$19,437	$19,411	$18,972	$18,057
Equity securities, available-for-sale, at fair value (amortized cost: March 31, 2017 - $682; September 30, 2016 - $640)	712	696	683	645	620
Derivative investments	351	314	276	216	158
Commercial mortgage loans	579	582	595	622	613
Other invested assets	119	47	60	93	132
Total investments	21,813	21,076	21,025	20,548	19,580
Related party loans	71	71	71	72	76
Cash and cash equivalents	887	632	864	719	496
Accrued investment income	225	201	214	192	209
Reinsurance recoverable	3,426	3,444	3,464	3,476	3,512
Intangibles, net	1,184	1,228	1,026	1,048	1,170
Deferred tax assets, net	87	68	—	84	228
Other assets	204	232	371	199	228
Total assets	$27,897	$26,952	$27,035	$26,338	$25,499

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$20,052	$19,486	$19,251	$18,874	$18,295
Future policy benefits	3,435	3,453	3,467	3,466	3,463
Funds withheld for reinsurance liabilities	1,134	1,142	1,172	1,190	1,210
Liability for policy and contract claims	60	53	55	45	51
Debt	300	300	300	300	300
Revolving credit facility	105	100	100	—	—
Deferred tax liability, net	—	—	10	—	—
Other liabilities	903	666	746	681	669
Total liabilities	25,989	25,200	25,101	24,556	23,988

Shareholders' equity:
Preferred stock ($.01 par value, 50,000,000 shares authorized, no shares issued at March 31, 2017 and September 30, 2016)	$—	$—	$—	$—	$—
Common stock ($.01 par value, 500,000,000 shares authorized, 58,991,806 issued and outstanding at March 31, 2017; 58,956,127 shares issued and outstanding at September 30, 2016)	1	1	1	1	1
Additional paid-in capital	715	715	714	723	720
Retained earnings	914	896	792	765	759
Accumulated other comprehensive income	291	153	439	305	43
Treasury stock, at cost (568,847 shares at March 31, 2017; 537,613 shares at September 30, 2016)	(13)	(13)	(12)	(12)	(12)
Total shareholders' equity	1,908	1,752	$1,934	$1,782	$1,511
Total liabilities and shareholders' equity	$27,897	$26,952	$27,035	$26,338	$25,499

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$—	$10	$11	$10	$11	$9	$21
Life contingent immediate annuity	3	1	7	11	5	5	10
Net investment income	247	240	238	236	227	487	449
Net investment gains (losses)	81	51	26	(28)	(42)	132	21
Surrender charges	9	7	8	5	5	16	10
Cost of insurance fees and other income	35	31	26	27	27	66	51
Total revenues	375	340	316	261	233	715	562
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	11	22	18	18	16	33	34
Life contingent immediate annuity benefits and changes in future policy benefits	18	18	25	31	21	36	53
Interest sensitive and index product benefits and changes in future policy benefits	239	(20)	163	167	151	219	282
General expenses	30	25	30	26	25	55	51
Acquisition expenses	81	92	89	88	75	173	148
Deferred acquisition costs ("DAC")	(78)	(89)	(83)	(86)	(73)	(167)	(144)
Amortization of intangibles	33	123	20	(4)	(3)	156	38
Total benefits and expenses	334	171	262	240	212	505	462
Operating income	41	169	54	21	21	210	100
Interest expense	(6)	(6)	(5)	(5)	(6)	(12)	(12)
Income before income taxes	35	163	49	16	15	198	88
Income tax expense	(13)	(55)	(19)	(6)	(6)	(68)	(31)
Net income	$22	$108	$30	$10	$9	$130	$57

Net income per common share:

Basic	$0.38	$1.85	$0.52	$0.16	$0.16	$2.23	$0.98
Diluted	$0.38	$1.85	$0.52	$0.16	$0.16	$2.23	$0.98
Weighted average common shares used in computing net income per common share:
Basic	58.33	58.28	58.26	58.31	58.31	58.30	58.26
Diluted	58.38	58.37	58.35	58.66	58.61	58.37	58.57

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Reconciliation from Net Income to Adjusted Operating Income ("AOI ")

	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions, except per share data)
Net income	$22	$108	$30	$10	$9	$130	$57
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	15	(1)	5	5	(5)	14	(1)
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(2)	(92)	(7)	28	43	(94)	33
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	8	(10)	17	26	14	(2)	(6)
Tax impact of adjusting items	(7)	36	(5)	(21)	(18)	29	(9)
AOI	$36	$41	$40	$48	$43	$77	$74

Per diluted common share:
Net income	$0.38	$1.85	$0.52	$0.16	$0.16	$2.23	$0.98
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.26	(0.02)	0.09	0.09	(0.09)	0.24	(0.02)
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(0.04)	(1.58)	(0.12)	0.48	0.73	(1.62)	0.38
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	0.14	(0.17)	0.29	0.44	0.24	(0.03)	(0.08)
Tax impact of adjusting items	$(0.12)	$0.62	$(0.09)	$(0.35)	$(0.31)	$0.50	$—
AOI per diluted share	$0.62	$0.70	$0.69	$0.82	$0.73	$1.32	$1.26

(a) amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

NON-GAAP FINANCIAL MEASURES

AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other-than-temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, and (iii) the effect of change in fair value of the reinsurance related embedded derivative. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions)
Revenue:
Net investment gains (a)	$28	$(12)	$29	$44	$11	$16	$(10)
Increase (decrease) in total revenues	28	(12)	29	44	11	16	(10)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	(1)	(168)	(16)	53	80	(169)	61
Amortization of intangibles	(6)	77	2	(38)	(39)	71	(25)
(Decrease) increase in total benefits and expenses	(7)	(91)	(14)	15	41	(98)	36

Increase (decrease) in pre-tax operating income	21	(103)	15	59	52	(82)	26

(Decrease) increase in income tax expense (benefit) (c)	(7)	36	(5)	(21)	(18)	29	(9)
Increase (decrease) in net income	$14	$(67)	$10	$38	$34	$(53)	$17

(a) Net investment gains: includes the effects of net investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(c) The tax expense (benefit) includes the tax impact of the adjustments in a-b above.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Notable Items Included in Net Income and AOI

Each quarterly reporting period, we identify notable items that explain the trends in our Net Income and AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions)
Net Income	$22	$108	$30	$10	$9	$130	$57

AOI	$36	$41	$40	$48	$43	$77	$74
Notable Items Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	(1)	—	(2)	1	—	(1)	(1)
Project expenses (b)	(2)	—	—	(1)	(1)	(2)	(3)
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	3	2	—	4	5	5	2
Assumption review & DAC unlocking (d)	(3)	—	5	7	4	(3)	6
Other, including bond prepayment income & tax valuation allowance (e)	—	2	1	2	2	2	3

(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period.
(b) Expenses associated with corporate development activities, including mergers & acquisitions.
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC amortization models for actual experience and equity market fluctuations. Also, annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience.
(e) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Capitalization/Book Value per Share

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
	(Dollars in millions, except per share data)
Capitalization:
Debt	$405	$400	$400	$300	$300
Total debt	405	400	400	300	300
Total shareholders' equity	1,908	1,752	1,934	1,782	1,511
Total capitalization	2,313	2,152	2,334	2,082	1,811
AOCI	291	153	439	305	43
Total capitalization excluding AOCI (a)	$2,022	$1,999	$1,895	$1,777	$1,768

Total shareholders' equity	1,908	1,752	1,934	1,782	1,511
AOCI	291	153	439	305	43
Total shareholders' equity excluding AOCI (a)	$1,617	$1,599	$1,495	$1,477	$1,468

Common shares outstanding	58.99	58.98	58.96	58.96	58.96

Book Value per Share: (b)
GAAP Book value per share including AOCI	$32.34	$29.70	$32.80	$30.22	$25.63
GAAP Book value per share excluding AOCI (a)	$27.41	$27.11	$25.36	$25.05	$24.90

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Return on Shareholders' Equity (c)
Return on average shareholders' equity	9.6%	9.4%	6.0%	6.3%	11.3%
Return on average shareholders' equity, excluding AOCI (c)	11.1%	10.5%	6.6%	6.7%	12.3%

Return on Shareholders' Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	10.8%	11.5%	11.1%	11.4%	10.0%

	Three months ended
Quarterly Average ROE	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Return on average shareholders' equity	4.8%	23.4%	6.5%	2.4%	2.5%
Return on average shareholders' equity, excluding AOCI (c)	5.5%	27.9%	8.1%	2.7%	2.5%
Adjusted Operating ROE, excluding AOCI (d)	9.0%	10.6%	10.8%	13.1%	11.7%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	20.0%	20.0%	21.1%	16.9%	17.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures and revolving credit facility.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa2	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Not Rated	BBB
Rating Agency Outlook	Credit Watch Developing	Stable	Stable	Rating Watch Evolving

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended		Six Months Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016
Yield on average assets under management "AAUM" (at amortized cost)	4.90%	4.91%	4.88%	4.89%
Less: Interest credited and option cost	(2.49)%	(2.64)%	(2.53)%	(2.68)%
Total net investment spread - All product lines (b)	2.41%	2.27%	2.35%	2.21%

FIA net investment spread	3.05%	2.93%	3.03%	2.94%

Investment book yield - bonds purchased during the period (c)	5.22%	6.10%	4.97%	5.75%

AAUM (a)	$20,162	$18,465	$19,963	$18,349

(a) AAUM is a non-GAAP measure and is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.
(b) Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies.
(c) Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents.

Sales Results by Product

(Dollars in millions)	Three Months Ended					Six Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Fixed index annuities ("FIA")	$438	$551	$482	$495	$418	$989	855
Fixed rate annuities ("MYGA")	158	97	121	180	183	255	235
Institutional spread based (1)	136	—	—	157	—	136	—
Total Annuity	$732	$648	$603	$832	$601	$1,380	$1,090
Index universal life	14	17	17	15	11	31	24
Total Sales	$746	$665	$620	$847	$612	$1,411	$1,114

(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Account balances at beginning of period:	$15,603	$15,250	$14,935	$14,599	$14,330
Net deposits	603	655	598	687	608
Premium and interest bonuses	12	13	10	11	11
Fixed interest credited and index credits	153	87	81	45	41
Guaranteed product rider fees	(18)	(16)	(12)	(14)	(14)
Surrenders, withdrawals, deaths, etc.	(239)	(386)	(362)	(393)	(377)
Account balance at end of period	$16,114	$15,603	$15,250	$14,935	$14,599
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

Annuity Deposits by Product Type

	Three Months Ended		Six Months Ended
Product Type	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$349	$329	$786	$703
Fixed Strategy	94	91	213	170
	443	420	999	873

Fixed Rate Annuities:
Single-Year Rate Guaranteed	2	2	4	3
Multi-Year Rate Guaranteed	159	187	256	240
Total before coinsurance ceded	604	609	1,259	1,116
Coinsurance ceded	1	1	1	1
Net after coinsurance ceded	$603	$608	$1,258	$1,115

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at March 31, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$12,770	79%
Single-Year Rate Guaranteed	10	1	1%	606	4%
Multi-Year Rate Guaranteed	5	3	7%	2,738	17%
Total				$16,114	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$596	$1,852
0.0% < 2.0%	52	246
2.0% < 4.0%	75	432
4.0% < 6.0%	454	586
6.0% < 8.0%	1,038	1,456
8.0% < 10.0%	1,091	2,517
10.0% or greater	38	5,681
	$3,344	$12,770

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,517	—%
2017	770	4%
2018 - 2019	2,311	5%
2020 - 2021	1,939	8%
2022 - 2023	1,709	8%
Thereafter	6,868	11%
	$16,114	8%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,134	$1,323
0.0% - 1.0%	306	1,263
1.0% - 2.0%	273	66
2.0% - 3.0%	1,591	13
3.0% - 4.0%	40	—
Allocated to index strategies	—	10,105
	$3,344	$12,770

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,437	$659	$—
2-3%	562	—	—	—	—
3-4%	933	—	412	—	—
4-5%	389	—	527	—	—
5-6%	70	1	189	7	—
6-7%	27	2	21	—	5
7% +	60	28	175	—	67
Total:	$2,041	$31	$2,761	$666	$72

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$1,225
1% to 2%	2,066
2% to 3%	715
3% +	177
Total:	$4,183

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$—	$19
2% to 5%	2	—
5% to 7%	7	53
7% to 9%	—	43
9% to 11%	—	17
11% to 13%	—	8
Total:	$9	$140

There is an additional $200 million Account Value allocated to strategies not listed above. Of this $200 million, $13 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	March 31, 2017			September 30, 2016
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available-for-sale:
United States Government full faith and credit	$85	$87	—%	$233	$243	1%
United States Government sponsored entities	136	137	1%	112	115	1%
United States municipalities, states and territories	1,582	1,680	8%	1,515	1,717	8%
Corporate securities:
Finance, insurance and real estate	5,412	5,671	26%	5,084	5,463	26%
Manufacturing, construction and mining	853	863	4%	847	863	4%
Utilities, energy and related sectors	1,905	1,929	9%	1,811	1,881	9%
Wholesale/retail trade	1,312	1,342	6%	1,205	1,277	6%
Services, media and other	2,139	2,173	10%	1,765	1,856	9%
Hybrid securities	1,349	1,375	6%	1,356	1,386	7%
Non-agency residential mortgage-backed securities	1,117	1,175	6%	1,215	1,247	6%
Commercial mortgage-backed securities	961	951	4%	850	864	4%
Asset-backed securities	2,650	2,669	12%	2,528	2,499	12%
Equity securities	682	712	3%	640	683	3%
Commercial mortgage loans	579	576	3%	595	614	3%
Other (primarily derivatives and loan participations)	337	466	2%	281	334	1%
Total	$21,099	$21,806	100%	20,037	$21,042	100%

Credit Quality of Fixed Maturity Securities at March 31, 2017

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$10,585	53%	AAA	$1,520	8%
2	8,215	41%	AA	1,828	9%
3	1,007	5%	A	5,255	26%
4	169	1%	BBB	9,147	46%
5	69	—%	BB	992	5%
6	7	—%	B and below	1,310	6%
	$20,052	100%		$20,052	100%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Managed and Direct Related Party Investments

(Dollars in Millions)		March 31, 2017
Type	Balance Sheet Classification	Amortized Cost	Fair Value
Investments managed by related parties:
Salus collateralized loan obligations	Fixed maturities, available-for-sale	$6	$7
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	275	273
Salus participations (a)	Other invested assets	1	—
	Total investments managed by related parties	$282	$280

Direct investment in related parties:
HGI energy loan	Related party loans	72	71
Salus preferred equity	Equity securities, available-for-sale	1	1
Spectrum Brands, Inc.	Fixed maturities, available-for-sale	2	2
	Total direct investment in related parties	$75	$74

Assets above included in FSRCI Funds withheld portfolio:
Fortress Investment Group collateralized loan obligations	Fixed maturities, available-for-sale	19	18
HGI energy loan	Related party loans	72	71
Spectrum Brands, Inc.	Fixed maturities, available-for-sale	2	2
Salus preferred equity	Equity securities, available-for-sale	1	1
	Total assets included in FSRCI Funds withheld portfolio	$94	$92

(a) Includes loan participations with 2 different borrowers.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	March 31, 2017
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$136	$137
Prime	186	189
Subprime	284	294
Alt-A	647	692
	$1,253	$1,312
Total by NAIC designation
1	$1,233	$1,295
2	9	7
3	11	10
4	—	—
5	—	—
	$1,253	$1,312

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	March 31, 2017
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$147	0.7%
Metropolitan Transportation Authority (NY)	116	0.5%
General Electric Company	113	0.5%
JP Morgan Chase & Co.	107	0.5%
Nationwide Mutual Insurance Company	98	0.4%
Entergy Corp	89	0.4%
Goldman Sachs Group, Inc.	88	0.4%
Metlife, Inc.	88	0.4%
Bank of America Corp	85	0.4%
Bank of New York Mellon Corp	84	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Reinsurance Counterparty Risk- Top 5 Reinsurers

(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,540	A	Not Rated	Not Rated
Front Street Re	1,067	Not Rated	Not Rated	Not Rated
Scottish Re	155	Not Rated	Not Rated	Not Rated
Security Life of Denver	145	A	A	A2
London Life	103	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
Two Ruan Center
601 Locust Street, 14th Floor
Des Moines, IA  50309

Investor Contact:
Lisa Foxworthy-Parker
Fidelity & Guaranty Life
Lisa.Parker@fglife.com
515-330-3307

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2017
First Quarter	$24.25	$21.10	$23.70	$0.065
Second Quarter	$27.95	$23.45	$27.80	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2017
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgan.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com